UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2023

PGT Innovations, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37971	20-0634715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1070 Technology Drive, North Venice, FL		34275
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (941) 480-1600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	PGTI	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

On June 20, 2023, PGT Innovations, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). As of April 24, 2023, the record date for the Annual Meeting, there were 60,186,866 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting, of which 56,241,810 shares were represented at the Annual Meeting in person or by proxy, constituting a quorum. The stockholders considered and voted on three proposals submitted for stockholder vote, each of which is described in detail in the Company’s Notice of 2023 Annual Meeting of Stockholders and Proxy Statement.

At the Annual Meeting, the Company’s stockholders: (i) elected each of the four Class II director nominees to serve as directors until the expiration of each director’s term at the Company’s 2026 annual meeting of stockholders and until each director’s successor shall have been duly elected and qualified; (ii) approved the compensation of the Company’s Named Executive Officers (“NEOs”), on a non-binding, advisory basis; and (iii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s 2023 fiscal year, having cast the following votes:

Proposal 1 – Election of four Class II director nominees:

			Broker
Director Name	For All	Withhold All	Non-Votes
Richard D. Feintuch	29,018,608	21,970,935	5,252,267
Jeffrey T. Jackson	45,056,284	5,933,259	5,252,267
Brett N. Milgrom	44,305,884	6,683,659	5,252,267
Frances Powell Hawes	41,767,458	9,222,085	5,252,267

Proposal 2 – Approval of the compensation of the Company’s NEOs, on an advisory basis:

				Broker
	For	Against	Abstain	Non-Votes
Approval of NEO compensation, on an advisory basis	47,162,200	3,320,457	506,886	5,252,267

Proposal 3 – Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year:

	For	Against	Abstain
Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2023 fiscal year	55,696,847	425,656	119,307

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PGT INNOVATIONS, INC.

Date:	June 23, 2023	By:	/s/ Ryan S. Quinn
Name: Ryan S. Quinn Title: General Counsel and Secretary